Exhibit 10.9
EVENTBRITE, INC.
2018 STOCK OPTION AND INCENTIVE PLAN
SECTION 1.    GENERAL PURPOSE OF THE PLAN; DEFINITIONS
The name of the plan is the Eventbrite, Inc. 2018 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Eventbrite, Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
The following terms shall be defined as set forth below:
“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.
“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company.
“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.
“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.
“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.
“Effective Date” means the date on which the Plan becomes effective as set forth in Section 21.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations; provided further, however, that if the date for which Fair Market Value is determined is the Registration Date, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s initial public offering.
“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
“Registration Date” means the date upon which the registration statement on Form S-1 that is filed by the Company with respect to its initial public offering is declared effective by the United States Securities and Exchange Commission.
“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.
“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and aggregate outstanding stock (Class A and Class B common stock) immediately prior to such transaction do not own a majority of the outstanding voting power and aggregate outstanding stock (Class A and Class B common stock) or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.
“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.
“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Class A Common Stock, par value $0.00001 per share, of the Company, subject to adjustments pursuant to Section 3.
“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.
“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.
“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.
SECTION  2.    ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a)    Administration of Plan. The Plan shall be administered by the Administrator.
(b)    Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i)    to select the individuals to whom Awards may from time to time be granted;
(ii)    to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii)    to determine the number of shares of Stock to be covered by any Award;
(iv)    to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;
(v)    to accelerate at any time the exercisability or vesting of all or any portion of any Award;
(vi)    subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and
(vii)    at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)    Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
(d)    Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.
(e)    Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
(f)    Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Affiliates shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or afteran Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law. Notwithstanding the foregoing, the Company reserves the right to unilaterally amend this Plan to facilitate compliance with existing or adopted applicable ordinances, laws, rules or regulations (“Laws”) (even if such Laws have not yet taken effect).
SECTION  3    STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a)    Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be [10% of outstanding Class A and Class B common stock] shares (the “Initial Limit”), subject to adjustment as provided in Section 3(c), plus on January 1, 2019 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by 5 percent of the number of shares of Class A and Class B common stock issued and outstanding on the immediately preceding December 31, or such lesser number of shares as approved by the Administrator (the “Annual Increase”). Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit cumulatively increased on January 1, 2019 and on each January 1 thereafter by the lesser of the Annual Increase for such year or [insert fixed number] shares of Stock, subject in all cases to adjustment as provided in Section 3(c). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.
(b)    Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $750,000; provided, however, that such amount shall be $1,000,000 for the calendar year in which the applicable Non-Employee Director is initially elected or appointed to the Board. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.
(c)    Changes in Stock. Subject to Section 3(e) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
(d)    Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock

Appreciation Right with an exercise price equal to or less than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.
SECTION  4.    ELIGIBILITY
Grantees under the Plan will be such employees, Non-Employee Directors and Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Directors and Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company, in consultation with its legal counsel, has determined that such Awards are exempt from or otherwise comply with Section 409A.
SECTION  5.    STOCK OPTIONS
(a)    Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.
Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.
(b)    Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the date of grant. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code or (ii) to individuals who are not subject to U.S. income tax.
(c)    Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.
(d)    Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Award Agreement may permit an optionee to exercise all or a portion of a Stock Option immediately at grant; provided that the Shares issued upon such exercise shall be subject to restrictions and a vesting schedule identical to the vesting schedule of the related Stock Option, such Shares shall be deemed to be Restricted Stock for purposes of the Plan, and the optionee may be required to enter into an additional or new Award Agreement as a condition to exercise of such Stock Option. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.
(e)    Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Certificate:
(i)    In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii)    Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;
(iii)    By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or
(iv)    With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.
Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.
(f)    Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.
SECTION  6.    STOCK APPRECIATION RIGHTS
(a)    Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation

Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
(b)    Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.
(c)    Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.
(d)    Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.
SECTION  7.    RESTRICTED STOCK AWARDS
(a)    Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.
(b)    Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c)    Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
(d)    Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”
SECTION  8.    RESTRICTED STOCK UNITS

(a)    Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.
(b)    Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.
(c)    Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.
(d)    Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason, as determined by the Administrator or Company in their sole discretion.
SECTION  9.    UNRESTRICTED STOCK AWARDS
Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
SECTION  10.    CASH-BASED AWARDS
Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION  11.    DIVIDEND EQUIVALENT RIGHTS
(a)    Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an Award of Restricted Stock Units or as a freestanding Award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.
(b)    Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason, as determined by the Administrator or Company in their sole discretion.
SECTION  12.    TRANSFERABILITY OF AWARDS
(a)    Transferability. Except as provided in Section 14(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
(b)    Administrator Action. Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.
(c)    Family Member. For purposes of Section 14(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.
(d)    Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION  13.    TAX WITHHOLDING
(a)    Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, local, or foreign taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee or to satisfy all applicable withholding obligations by any other method of withholding that the Company and its Subsidiaries deem appropriate. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on all applicable tax withholding obligations being satisfied by the grantee.
(b)    Payment in Stock. The Company’s required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate fair market value (as of the date the withholding is determined) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount. The required tax withholding obligation may also be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.
SECTION  14.    SECTION 409A AWARDS
To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.
SECTION  15.    TERMINATION OF EMPLOYMENT, TRANSFER, LEAVE OF ABSENCE, ETC.
(a)    Termination of Employment. If the grantee’s employer ceases to be a Subsidiary, the grantee shall be deemed to have terminated employment for purposes of the Plan.
(b)    For purposes of the Plan, the following events shall not be deemed a termination of employment:
(i)    a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or
(ii)    an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.
SECTION  16.    AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing of such Awards through cancellation and re-grants. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, or to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 18 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(d).
SECTION  17.    STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.
SECTION  18.    GENERAL PROVISIONS
(a)    No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
(b)    Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(c)    Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.
(d)    Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not create a right of employment, will not be interpreted as forming or amending an employment or service contract with the Company or any Subsidiary, do not confer upon any employee any right to continued employment with the Company or any Subsidiary and shall not interfere with the ability of the Company or any Subsidiary, as applicable, to terminate a grantee’s employment or service relationship.
(e)    Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(f)    Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.
SECTION  19.    EFFECTIVE DATE OF PLAN
This Plan shall become effective upon the date immediately preceding the Registration Date following stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.
SECTION  20.    GOVERNING LAW
This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, applied without regard to conflict of law principles.
DATE APPROVED BY BOARD OF DIRECTORS:    August 22, 2018
DATE APPROVED BY STOCKHOLDERS:    September 6, 2018

EXHIBIT A
INCENTIVE STOCK OPTION AGREEMENT
UNDER THE EVENTBRITE, INC.
2018 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date (110% of FMV if a 10% owner)]

Grant Date:

Expiration Date:
[up to 10 years (5 if a 10% owner)]

Pursuant to the Eventbrite, Inc. 2018 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Eventbrite, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Class A Common Stock, par value $0.00001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.
1.    Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee remains an employee of the Company or a Subsidiary on such dates:

Incremental Number of Option Shares Exercisable*	Exercisability Date
_____________ (___%)
_____________ (___%)
_____________ (___%)
_____________ (___%)
_____________ (___%)

* Max. of $100,000 per yr.
Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.
2.    Manner of Exercise.
(a)    The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the

Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.
Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; or (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection.
The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.
(b)    The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.
(c)    The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.
(d)    Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.
3.    Termination of Employment. If the Optionee’s employment by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.
(a)    Termination Due to Death. If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b)    Termination Due to Disability. If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination of employment, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.
(c)    Termination for Cause. If the Optionee’s employment terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement between the Company and the Optionee, a determination by the Administratorthat the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.
(d)    Other Termination. If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability, or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect. The Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.
4.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
5.    Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.
6.    Status of the Stock Option. This Stock Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), but the Company does not represent or warrant that this Stock Option qualifies as such. The Optionee should consult with his or her own tax advisors regarding the tax effects of this Stock Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. To the extent any portion of this Stock Option does not so qualify as an “incentive stock option,” such portion shall be deemed to be a non-qualified stock option. If the Optionee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to him or her, or within the two-year period beginning on the day after the grant of this Stock Option, he or she will so notify the Company within 30 days after such disposition.
7.    Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the minimum required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the minimum withholding amount due.

8.    No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.
9.    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
10.    Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
11.    Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
EVENTBRITE, INC.

By:	Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated: _____________
Optionee’s Signature
Optionee’s name and address:

EXHIBIT B
RESTRICTED STOCK AWARD AGREEMENT
UNDER THE EVENTBRITE, INC.
2018 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Shares:

Grant Date:

Pursuant to the Eventbrite, Inc. 2018 Stock Option and Incentive Plan (the “Plan”) as amended through the date hereof, Eventbrite, Inc. (the “Company”) hereby grants a Restricted Stock Award (an “Award”) to the Grantee named above. Upon acceptance of this Award, the Grantee shall receive the number of shares of Class A Common Stock, par value $0.00001 per share (the “Stock”) of the Company specified above, subject to the restrictions and conditions set forth herein and in the Plan. The Company acknowledges the receipt from the Grantee of consideration with respect to the par value of the Stock in the form of cash, past or future services rendered to the Company by the Grantee or such other form of consideration as is acceptable to the Administrator.
1.    Award. The shares of Restricted Stock awarded hereunder shall be issued and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company. Thereupon, the Grantee shall have all the rights of a stockholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below. The Grantee shall (i) sign and deliver to the Company a copy of this Award Agreement and (ii) deliver to the Company a stock power endorsed in blank.
2.    Restrictions and Conditions.
(a)    Any book entries for the shares of Restricted Stock granted herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.
(b)    Shares of Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.
(c)    If the Grantee’s employment with the Company and its Subsidiaries is voluntarily or involuntarily terminated for any reason (including death) prior to vesting of shares of Restricted Stock granted herein, all shares of Restricted Stock shall immediately and automatically be forfeited and returned to the Company.
3.    Vesting of Restricted Stock. The restrictions and conditions in Paragraph 2 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee of the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 2 shall lapse only with respect to the number of shares of Restricted Stock specified as vested on such date.

Incremental Number of Shares Vested	Vesting Date
_____________ (___%)
_____________ (___%)
_____________ (___%)
_____________ (___%)
_____________ (___%)

Subsequent to such Vesting Date or Dates, the shares of Stock on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock. The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 3.

4.    Dividends. Dividends on shares of Restricted Stock shall be paid currently to the Grantee.
5.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
6.    Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.
7.    Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. Except in the case where an election is made pursuant to Paragraph 8 below, the Company shall have the authority to cause the required minimum tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued or released by the transfer agent a number of shares of Stock with an aggregate Fair Market Value that would satisfy the minimum withholding amount due.
8.    Election Under Section 83(b). The Grantee and the Company hereby agree that the Grantee may, within 30 days following the Grant Date of this Award, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Internal Revenue Code. In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company. The Grantee acknowledges that he or she is responsible for obtaining the advice of his or her tax advisors with regard to the Section 83(b) election and that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with regard to such election.
9.    No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.
10.    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
11.    Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
12.    Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
EVENTBRITE, INC.

By:	Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated: _____________
Grantee’s Signature
Grantee’s name and address:

EXHIBIT C
RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR COMPANY EMPLOYEES
UNDER THE EVENTBRITE, INC.
2018 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:

Pursuant to the Eventbrite, Inc. 2018 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Eventbrite, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Class A Common Stock, par value $0.00001 per share (the “Stock”) of the Company.
1.    Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
2.    Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee of the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
_____________ (___%)
_____________ (___%)
_____________ (___%)
_____________ (___%)

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.
3.    Termination of Employment. If the Grantee’s employment with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.
4.    Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
5.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
6.    Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required minimum tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.
7.    Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.
8.    No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.
9.    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
10.    Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the

Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
11.    Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
EVENTBRITE, INC.

By:	Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated: _____________
Grantee’s Signature
Grantee’s name and address:

EXHIBIT D
RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR CONSULTANTS
UNDER THE EVENTBRITE, INC.
2018 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:

Vesting Commencement Date:

Pursuant to the Eventbrite, Inc. 2018 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Eventbrite, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Class A Common Stock, par value $0.00001 per share (the “Stock”) of the Company.
1.    Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
2.    Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains in a service relationship as a Consultant with the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
_____________ (___%)
_____________ (___%)
_____________ (___%)
_____________ (___%)

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.
3.    Termination of Service Relationship as a Consultant. If the Grantee’s service relationship with the Company or a Subsidiary as a Consultant terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4.    Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
5.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
6.    Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.
7.    No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in a service relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the service relationship of the Grantee at any time.
8.    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
9.    Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
10.    Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
EVENTBRITE, INC.

By:	Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated: _____________
Grantee’s Signature
Grantee’s name and address:

EXHIBIT E
RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR NON-EMPLOYEE DIRECTORS
UNDER THE EVENTBRITE, INC.
2018 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:

Pursuant to the Eventbrite, Inc. 2018 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Eventbrite, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Class A Common Stock, par value $0.00001 per share (the “Stock”) of the Company.
1.    Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
2.    Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains in service as a member of the Board on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
_____________ (___%)
_____________ (___%)
_____________ (___%)
_____________ (___%)

In the event of a Sale Event, 100% of the Restricted Stock Units shall become vested immediately prior to the consummation of such Sale Event. The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.
3.    Termination of Service as a Director. If the Grantee’s service as a member of the Board terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4.    Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
5.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
6.    Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.
7.    No Obligation to Continue as a Director. Neither the Plan nor this Award confers upon the Grantee any rights with respect to continuance as a Director.
8.    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
9.    Tax Withholding. In the event that the Company is required to withhold taxes from the Grantee for taxable compensation relating to the issuance of shares of Stock in connection with this Award, unless otherwise approved by the Company, the Grantee shall, not later than the date as of which the transfer of shares of Stock pursuant to this Award becomes a taxable event for U.S. Federal income tax or other applicable withholding tax purposes, pay to the Company or make arrangements satisfactory to the Committee for payment of any Federal, state, local, non U.S., or other taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required minimum tax withholding amount to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.
10.    Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
11.    Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
EVENTBRITE, INC.

By:	Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated: _____________
Grantee’s Signature
Grantee’s name and address:

EXHIBIT F
NON-QUALIFIED STOCK OPTION AGREEMENT
FOR COMPANY EMPLOYEES
UNDER THE EVENTBRITE, INC.
2018 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date]

Grant Date:

Expiration Date:

Pursuant to the Eventbrite, Inc. 2018 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Eventbrite, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Class A Common Stock, par value $0.00001 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.
1.    Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as Optionee remains an employee of the Company or a Subsidiary on such dates:

Incremental Number of Option Shares Exercisable	Exercisability Date
_____________ (___%)
_____________ (___%)
_____________ (___%)
_____________ (___%)
_____________ (___%)

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.    Manner of Exercise.
(a)    The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.
Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.
The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.
(b)    The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.
(c)    The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.
(d)    Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.
3.    Termination of Employment. If the Optionee’s employment by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a)    Termination Due to Death. If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.
(b)    Termination Due to Disability. If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination of employment, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.
(c)    Termination for Cause. If the Optionee’s employment terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.
(d)    Other Termination. If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect. The Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.
4.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
5.    Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.
6.    Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the minimum required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the minimum withholding amount due.
7.    No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.

8.    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
9.    Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
10.    Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
EVENTBRITE, INC.

By:	Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated: _____________
Optionee’s Signature
Optionee’s name and address:

EXHIBIT G
NON-QUALIFIED STOCK OPTION AGREEMENT
FOR CONSULTANTS
UNDER THE EVENTBRITE, INC.
2018 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date]

Grant Date:

Expiration Date:
[No more than 10 years]

Pursuant to the Eventbrite, Inc. 2018 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Eventbrite, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Class A Common Stock, par value $0.00001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.
1.    Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee remains in a service relationship as a Consultant with the Company or a Subsidiary on such dates:

Incremental Number of Option Shares Exercisable	Exercisability Date
_____________ (___%)
_____________ (___%)
_____________ (___%)
_____________ (___%)
_____________ (___%)

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.
2.    Manner of Exercise.
(a)    The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the

Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.
Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.
The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.
(b)    The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.
(c)    The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.
(d)    Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.
3.    Termination of Service Relationship as a Consultant. If the Optionee ceases to be a Consultant with the Company or a Subsidiary, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.
(a)    Termination Due to Death. If the Optionee’s service relationship as a Consultant with the Company or a Subsidiary terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.
(b)    Termination Due to Disability. If the Optionee’s service relationship as a Consultant with the Company or a Subsidiary terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.
(c)    Termination for Cause. If the Optionee’s service relationship as a Consultant with the Company or a Subsidiary terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in a consulting or other service agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.
(d)    Other Termination. If the Optionee’s service relationship as a Consultant with the Company or a Subsidiary terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.
The Administrator’s determination of the reason for termination of the Optionee’s service relationship as a Consultant with the Company or a Subsidiary shall be conclusive and binding on the Optionee and his or her representatives or legatees.
4.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
5.    Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.
6.    No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in a service relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the service relationship of the Optionee at any time.
7.    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
8.    Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
9.    Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
EVENTBRITE, INC.

By:	Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated: _____________
Optionee’s Signature
Optionee’s name and address:

EXHIBIT H
NON-QUALIFIED STOCK OPTION AGREEMENT
FOR NON-EMPLOYEE DIRECTORS
UNDER THE EVENTBRITE, INC.
2018 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date]

Grant Date:

Expiration Date:
[No more than 10 years]

Pursuant to the Eventbrite, Inc. 2018 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Eventbrite, Inc. (the “Company”) hereby grants to the Optionee named above, who is a Director of the Company but is not an employee of the Company, an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Class A Common Stock, par value $0.00001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.
1.    Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee remains in service as a member of the Board on such dates:

Incremental Number of Option Shares Exercisable	Exercisability Date
_____________ (___%)
_____________ (___%)
_____________ (___%)
_____________ (___%)
_____________ (___%)

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.    Manner of Exercise.
(a)    The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.
Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.
The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.
(b)    The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.
(c)    The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.
(d)    Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.
3.    Termination as Director. If the Optionee ceases to be a Director of the Company, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.
(a)    Termination Due to Death. If the Optionee’s service as a Director terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.
(b)    Other Termination. If the Optionee ceases to be a Director for any reason other than the Optionee’s death, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date the Optionee ceased to be a Director, for a period of six months from the date the Optionee ceased to be a Director or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date the Optionee ceases to be a Director shall terminate immediately and be of no further force or effect.
4.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
5.    Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.
6.    No Obligation to Continue as a Director. Neither the Plan nor this Stock Option confers upon the Optionee any rights with respect to continuance as a Director.
7.    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
8.    Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
9.    Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
EVENTBRITE, INC.

By:	Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated: _____________
Optionee’s Signature
Optionee’s name and address:

EXHIBIT I
EARLY EXERCISABLE
NON-QUALIFIED STOCK OPTION AGREEMENT
FOR NON-EMPLOYEE DIRECTORS
UNDER THE EVENTBRITE, INC.
2018 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date]

Grant Date:

Expiration Date:
[No more than 10 years]

Pursuant to the Eventbrite, Inc. 2018 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Eventbrite, Inc. (the “Company”) hereby grants to the Optionee named above, who is a Director of the Company but is not an employee of the Company, an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Class A Common Stock, par value $0.00001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.
1.    Vesting Schedule. This Stock Option shall be immediately exercisable, regardless of whether the Option Shares are vested. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the vesting schedule hereunder, all Option Shares shall initially be unvested and this Stock Option shall vest with respect to the following number of Option Shares on the dates indicated so long as the Optionee remains in service as a member of the Board on such dates:

Incremental Number of Option Shares Vesting	Vesting Date
( %)
( %)
( %)
( %)
( %)

Subject to the Optionee’s continuous service as a member of the Board through the consummation of a Sale Event, 100% of the then-unvested Option Shares shall become vested immediately prior to the consummation of such Sale Event.
2.    Manner of Exercise.

(a)    The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased. To the extent this Stock Option is only partially exercised, such exercise shall first be with respect to the Option Shares, if any, that have previously vested, and then with respect to the Option Shares that will next vest, with the Option Shares that vest at the latest date being exercised last. In the event the Optionee exercises a portion of this Stock Option with respect to Option Shares that have not vested, the Optionee shall also deliver a Restricted Stock Agreement covering such unvested Option Shares in substantially the form attached hereto as Appendix A (the “Restricted Stock Agreement”) with the same vesting schedule for such Option Shares as set forth for such Option Shares herein.
Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iii) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (iv) a combination of (i), (ii), and (iii) above. Payment instruments will be received subject to collection.
The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein, in the Plan, the Restricted Stock Agreement, or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations.
(b)    The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock, subject to the terms of the Restricted Stock Agreement, if applicable. In the event the Optionee exercises a portion of this Stock Option with respect to Option Shares that have not vested, the shares of Restricted Stock under the Restricted Stock Agreement shall be issued and held by the Company’s transfer agent in book entry form, and the Optionee’s name shall be entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have all the rights of a stockholder with respect to such Restricted Shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 of the Restricted Stock Agreement.
(c)    The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.
(d)    Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3.    Termination as Director. If the Optionee ceases to be a Director of the Company, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.
(a)    Termination Due to Death. If the Optionee’s service as a Director terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent vested on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not vested on the date of death shall terminate immediately and be of no further force or effect.
(b)     Other Termination. If the Optionee ceases to be a Director for any reason other than the Optionee’s death, any portion of this Stock Option outstanding on such date may be exercised, to the extent vested on the date the Optionee ceased to be a Director, for a period of six months from the date the Optionee ceased to be a Director or until the Expiration Date, if earlier. Any portion of this Stock Option that is not vested on the date the Optionee ceases to be a Director shall terminate immediately and be of no further force or effect.
4.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
5.    Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.
6.    Restrictions on Transfer of Shares. The Option Shares acquired upon exercise of the Stock Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 12 of the Plan and, if applicable, the Restricted Stock Agreement. Furthermore, upon the date that Optionee ceases to be a Director of the Company, the Company or its assigns shall have the right and option to repurchase from Optionee such Option Shares subject to the Restricted Stock Agreement (if any) that are still unvested and subject to a risk of forfeiture as of the date that Optionee ceases to be a Director of the Company. Such repurchase right may be exercised by the Company within six months following the date of such cessation of service as a Director of the Company. The repurchase price shall be the lower of the original Option Exercise Price per Share paid by the Optionee, subject to adjustment as provided in Section 3(c) of the Plan, or the current Fair Market Value of such Option Shares as of the date the Company elects to exercise its repurchase rights.
7.    No Obligation to Continue as a Director. Neither the Plan nor this Stock Option confers upon the Optionee any rights with respect to continuance as a Director.
8.    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
9.    Tax Withholding.    In the event that the Company is required to withhold taxes from the Optionee for taxable compensation relating to the issuance of shares of Stock in connection with this Award, unless otherwise approved by the Company, the Optionee shall, not later than the date as of which the transfer of shares of Stock pursuant to this Award becomes a taxable event for U.S. Federal income tax or other applicable withholding tax purposes, pay to the Company or make arrangements satisfactory to the Committee for payment of any Federal, state, local, non U.S., or other taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required minimum tax withholding amount to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

10.    Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
11.    Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
EVENTBRITE, INC.

By:	Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated: _____________
Optionee’s Signature
Optionee’s name and address:

Appendix A
RESTRICTED STOCK AGREEMENT FOR EARLY EXERCISE OPTIONS
UNDER THE EVENTBRITE, INC.
2018 STOCK OPTION AND INCENTIVE PLAN
All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Early Exercisable Non-Qualified Stock Option Agreement for Non-Employee Directors (the “Option Agreement”) between Eventbrite, Inc. (the “Company”) and                      (the “Grantee”) for                  shares of Stock of the Company with a Grant Date of                 , 20         under the Eventbrite, Inc. 2018 Stock Option and Incentive Plan (the “Plan”).
1.    Purchase and Sale of Stock. The Company hereby sells to the Grantee and the Grantee hereby purchases from the Company, on                     , 20        ,                  shares of Restricted Stock for the aggregate Option Exercise Price for the Option Shares so purchased. The shares of Restricted Stock purchased hereunder shall be issued and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company. Thereupon, the Grantee shall have all the rights of a stockholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below. The Grantee shall (i) sign and deliver to the Company a copy of this Agreement and (ii) deliver to the Company a stock power endorsed in blank.
2.    Restrictions and Conditions.
(a)    Any book entries for the shares of Restricted Stock purchased herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.
(b)    Shares of Restricted Stock purchased herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.
(c)    If the Grantee’s service as a member of the Board of the Company is voluntarily or involuntarily terminated for any reason (including death) prior to vesting of shares of Restricted Stock purchased herein, all shares of Restricted Stock shall immediately and automatically be forfeited and returned to the Company.
3.    Vesting of Restricted Stock. The restrictions and conditions in Paragraph 2 of this Agreement shall lapse on the Vesting Date or Dates specified in the Vesting Schedule set forth in the Option Agreement.
Subsequent to such Vesting Date or Dates, the shares of Stock on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock. The Administrator may at any time accelerate the vesting of the Restricted Stock.
4.    Dividends. Dividends on shares of Restricted Stock shall be paid currently to the Grantee.
5.    Incorporation of Plan. Notwithstanding anything herein to the contrary, the Restricted Stock and this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
6.    Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.
7.    Election Under Section 83(b). The Grantee and the Company hereby agree that the Grantee may, within 30 days of the date of exercise of the Option Shares, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Internal Revenue Code. In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company. The Grantee acknowledges that he or she is responsible for obtaining the advice of his or her tax advisors with regard to the Section 83(b) election and that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with regard to such election. A sample Section 83(b) election is attached to this Agreement as Exhibit A.
8.    No Obligation to Continue as a Director. Neither the Plan nor this Agreement confers upon the Grantee any rights with respect to continuance as a Director.
9.    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
10.    Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
11.    Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
EVENTBRITE, INC.

By:	Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated: _____________
Grantee’s Signature
Grantee’s name and address:

EXHIBIT A
Section 83(b) Election
The undersigned hereby elects pursuant to §83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the shares described below over the amount paid for those shares.

1.	The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made are:

Name:
Address:
Social Security No.:
Taxable Year: Calendar Year 20__

2.	The property which is the subject of this election is [number of unvested shares] shares of common stock of Eventbrite, Inc.

3.	The property was transferred to the undersigned on [date of purchase/transfer].

4.	The property is subject to the following restrictions:
The Shares will be subject to restrictions on transfer and risk of forfeiture upon termination of service relationship and in certain other events.

5.
The fair market value of the property at time of transfer (determined without regard to any restrictions other than nonlapse restrictions as defined in §1.83-3(h) of the Income Tax Regulations) is $[current FMV] per share x [number of unvested shares] shares = $        .

6.	For the property transferred, the undersigned paid $[exercise price] per share x [number of unvested shares] shares = $ .

7.	The amount to include in gross income is $[amount reported in Item 5 minus the amount reported in Item 6].
The undersigned taxpayer will file this election with the Internal Revenue Service Office with which the taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property, at the IRS address listed for the taxpayer’s state under “Are you not including a check or money order . . .” given in Where Do You File in the Instructions for Form 1040 and the Instructions for Form 1040A (which information can also be found at: https://www.irs.gov/uac/where-to-file-addresses-for-taxpayers-and-tax-professionals). A copy of the election will also be furnished to the person for whom the services were performed. The undersigned is the person performing services in connection with which the property was transferred.

Dated: _____________
Taxpayer

EXHIBIT J
RESTRICTED STOCK UNIT AWARD AGREEMENT (DEFERRED)
FOR NON-EMPLOYEE DIRECTORS
UNDER THE EVENTBRITE, INC.
2018 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:
No. of Restricted Stock Units:
Grant Date:

Pursuant to the Eventbrite, Inc. 2018 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Eventbrite, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Class A Common Stock, par value $[            ] per share (the “Stock”) of the Company. Reference is also made to the Rules and Conditions for the Eventbrite, Inc. Non-Employee Directors’ Deferred Compensation Program (the “Program”) and the Grantee’s deferral election thereunder.
1.    Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
2.    Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains in service as a member of the Board on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
____________ (___%)	____________
____________ (___%)	____________
____________ (___%)	____________
____________ (___%)	____________

In the event of a Sale Event, 100% of the Restricted Stock Units shall become vested immediately prior to the consummation of such Sale Event. The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.
3.    Termination of Service as a Director. If the Grantee’s service as a member of the Board terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.
4.    Issuance of Shares of Stock. The Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this

Agreement on such date as specified in the Program in accordance with the terms and conditions of the Program and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
5.    Incorporation of Plan and Program. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan and the Program, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan and the Program, unless a different meaning is specified herein.
6.    Section 409A of the Code. This Agreement is intended to be a compliant deferred compensation plan under Section 409A and shall be administered and interpreted in accordance with the requirements of Section 409A. If the Grantee is a specified employee (as defined in Section 409A of the Code) at the time of his or her separation from service and the Restricted Stock Units are settled on account of such separation from service, then the settlement shall be delayed for six months or until the Grantee’s death, if earlier, to the extent required to avoid adverse taxation under Section 409A of the Code.
7.    No Obligation to Continue as a Director. Neither the Plan nor this Award confers upon the Grantee any rights with respect to continuance as a Director.
8.    Integration. This Agreement and the Program (including any elections thereunder) constitute the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
9.    Tax Withholding. In the event that the Company is required to withhold taxes from the Grantee for taxable compensation relating to the issuance of shares of Stock in connection with this Award, unless otherwise approved by the Company, the Grantee shall, not later than the date as of which the transfer of shares of Stock pursuant to this Award becomes a taxable event for U.S. Federal income tax or other applicable withholding tax purposes, pay to the Company or make arrangements satisfactory to the Committee for payment of any Federal, state, local, non U.S., or other taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required minimum tax withholding amount to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.
10.    Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
11.    Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
EVENTBRITE, INC.

By:	Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated: _____________
Grantee’s Signature
Grantee’s name and address:

EXHIBIT K
GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR COMPANY EMPLOYEES
UNDER THE EVENTBRITE, INC.
2018 STOCK OPTION AND INCENTIVE PLAN
Name of Grantee:
No. of Restricted Stock Units:
Grant Date:
Pursuant to the Eventbrite, Inc. 2018 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”) and this Global Restricted Stock Unit Award Agreement, including any country-specific appendix attached hereto (together, the “Agreement”), Eventbrite, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Class A Common Stock, par value $_______ per share (the “Stock”) of the Company.
1.    Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
2.    Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee of the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.
3.    Termination of Employment.
(a)    If the Grantee’s employment or service relationship with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

(b)    For purposes of the Restricted Stock Units, the Grantee’s employment will be considered terminated as of the date the Grantee is no longer actively providing services to the Company or its Subsidiaries (regardless of the reason for such termination and whether or not later found to be invalid or in breach of labor laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Company, the Grantee’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., the Grantee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under labor laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any). The Administrator shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of the Restricted Stock Units (including whether the Grantee may still be considered to be providing services while on a leave of absence).
4.    Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
5.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
6.    Tax Withholding.
(a)    The Grantee acknowledges that, regardless of any action taken by the Company or, if different, any Subsidiary employing or retaining the Grantee (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”), is and remains the Grantee’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of shares of Stock acquired pursuant to such settlement and the receipt of any dividends and/or Dividend Equivalent Rights; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(b)    Prior to any relevant taxable or tax withholding event, as applicable, the Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company and/or the Employer; (ii) withholding from proceeds of the sale of shares of Stock acquired upon settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization); (iii) withholding from shares of Stock to be issued to the Grantee upon settlement of the Restricted Stock Units, provided, however, that if the Grantee is a Section 16 officer of the Company under the Exchange Act, then the Company will withhold in shares of Stock upon the relevant taxable or tax withholding event, as applicable, unless the use of such withholding method is problematic under applicable tax or securities law or has materially adverse accounting consequences, in which case, the obligation for Tax-Related Items may be satisfied by one or a combination of methods (i) and (ii) above; or (iv) any other method of withholding determined by the Company and permitted by applicable law.

(c)    Depending on the withholding method, the Company and/or the Employer may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates in the Grantee’s jurisdiction(s), in which case the Grantee may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent amount in shares of Stock. If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, the Grantee is deemed to have been issued the full number of shares of Stock subject to the vested Restricted Stock Units, notwithstanding that a number of the shares of Stock are held back solely for the purpose of paying the Tax-Related Items.
(d)    The Grantee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Stock, or the proceeds of the sale of shares of Stock, if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.
7.    Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.
8.    No Obligation to Continue Employment. The grant of the Restricted Stock Units shall not be interpreted as forming or amending an employment contract with the Company or any Subsidiary (including the Employer), and shall not be construed as giving the Grantee the right to be retained in the employ of, or to continue providing services to, the Company or any Subsidiary (including the Employer). Neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.
9.    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
10.    Data Privacy Consent. By accepting the Restricted Stock Units via the Company’s acceptance procedure, the Grantee is declaring that he or she agrees with the data processing practices described herein and consents to the collection, processing and use of Personal Data (as defined below) by the Company and the transfer of Personal Data to the recipients mentioned herein, including recipients located in countries which do not adduce an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described herein.
(a)    Declaration of Consent. The Grantee understands that he or she needs to review the following information about the processing of the Grantee’s personal data by or on behalf of the Company, the Employer and/or any Subsidiary as described in the Agreement and any other Restricted Stock Unit grant materials (the “Personal Data”) and declare his or her consent. As regards the processing of the Grantee’s Personal Data in connection with the Plan and the Agreement, the Grantee understands that the Company is the controller of the Grantee’s Personal Data.
(b)    Data Processing and Legal Basis. The Company collects, uses and otherwise processes Personal Data about the Grantee for the purposes of allocating shares of Stock and implementing, administering and managing the Plan. The Grantee understands that this Personal Data may include, without limitation, the Grantee’s name, home address and telephone number, email address, date of birth, social insurance number, passport number or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in the Company or its Subsidiaries, details of all Restricted Stock Units or any other entitlement to shares of stock or equivalent benefits awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor. The legal basis for the processing of the Grantee’s Personal Data will be the Grantee’s consent.

(c)    Stock Plan Administration Service Providers. The Grantee understands that the Company transfers the Grantee’s Personal Data, or parts thereof, to E*TRADE (and its affiliated companies), an independent service provider based in the United States which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider and share the Grantee’s Personal Data with such different service provider that serves the Company in a similar manner. The Grantee understands and acknowledges that the Company’s service provider will open an account for the Grantee to receive and trade shares of Stock acquired under the Plan and that the Grantee will be asked to agree on separate terms and data processing practices with the service provider, which is a condition of the Grantee’s ability to participate in the Plan.
(d)    International Data Transfers. The Grantee understands that the Company and, as of the date hereof, any third parties assisting in the implementation, administration and management of the Plan, such as the Company’s service providers, are based in the United States. If the Grantee is located outside the United States, the Grantee understands and acknowledges that the Grantee’s country has enacted data privacy laws that are different from the laws of the United States. For example, the European Commission has issued only a limited adequacy finding with respect to the United States that applies solely if and to the extent that companies self-certify and remain self-certified under the EU/U.S. Privacy Shield program. Otherwise, transfers of personal data from the EU to the United States can be made on the basis of Standard Contractual Clauses approved by the European Commission or other appropriate safeguards permissible under applicable law. If the Grantee is located in the EU or EEA, the Company may receive, process and transfer the Grantee’s Personal Data onward to third-party service providers solely on the basis of appropriate data transfer agreements or other appropriate safeguards permissible under applicable law. If applicable, the Grantee understands that the Grantee can ask for a copy of the appropriate data processing agreements underlying the transfer of the Grantee’s Personal Data by contacting the Grantee’s local human resources representative. The Company’s legal basis for the transfer of the Grantee’s Personal Data is the Grantee’s consent.
(e)    Data Retention. The Grantee understands that the Company will use the Grantee’s Personal Data only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan, or to comply with legal or regulatory obligations, including under tax and securities laws. In the latter case, the Grantee understands and acknowledges that the Company’s legal basis for the processing of the Grantee’s Personal Data would be compliance with the relevant laws or regulations or the pursuit by the Company of respective legitimate interests not outweighed by the Grantee’s interests, rights or freedoms. When the Company no longer needs the Grantee’s Personal Data for any of the above purposes, the Grantee understands the Company will remove it from its systems.
(f)    Voluntariness and Consequences of Denial/Withdrawal of Consent. The Grantee understands that the Grantee’s participation in the Plan and the Grantee’s consent is purely voluntary. The Grantee may deny or later withdraw the Grantee’s consent at any time, with future effect and for any or no reason. If the Grantee denies or later withdraws the Grantee’s consent, the Company can no longer offer the Grantee participation in the Plan or offer other awards to the Grantee or administer or maintain such awards and the Grantee would no longer be able to participate in the Plan. The Grantee further understands that denial or withdrawal of the Grantee’s consent would not affect the Grantee’s status or salary as an employee or the Grantee’s career and that the Grantee would merely forfeit the opportunities associated with the Plan.
(g)    Data Subject Rights. The Grantee understands that data subject rights regarding the processing of personal data vary depending on the applicable law and that, depending on where the Grantee is based and subject to the conditions set out in the applicable law, the Grantee may have, without limitation, the rights to (i) inquire whether and what kind of Personal Data the Company holds about the Grantee and how it is processed, and to access or request copies of such Personal Data, (ii) request the correction or supplementation of Personal Data about the Grantee that is inaccurate, incomplete or out-of-date in light of the purposes underlying the processing, (iii) obtain the erasure of Personal Data no longer necessary for the purposes underlying the processing, processed based on withdrawn consent, processed for legitimate interests that, in the context of the Grantee’s objection, do not prove to be compelling, or processed in non-compliance with applicable legal requirements, (iv) request the Company to restrict the processing of the Grantee’s Personal Data in certain situations where the Grantee feels its processing is inappropriate, (v) object, in certain circumstances, to the processing of Personal Data for legitimate interests, and to (vi) request portability of the Grantee’s Personal Data that the Grantee has actively or passively provided to the Company (which does not include data derived or inferred from the collected data), where the processing of such Personal Data is based on consent or the Grantee’s employment and is carried out by automated means. In case of concerns, the Grantee understands that the Grantee may also have the right to lodge a complaint with the competent local data protection authority. Further, to receive clarification of, or to exercise any of, the Grantee’s rights the Grantee understands that the Grantee should contact the Grantee’s local human resources representative.
(h)    Alternate Basis and Additional Consents. Finally, the Grantee understands that the Company may rely on a different basis for the processing or transfer of Personal Data in the future and/or request that the Grantee provide another data privacy consent. If applicable, the Grantee agrees that upon request of the Company or the Employer, the Grantee will provide an executed acknowledgement or data privacy consent form (or any other agreements or consents) that the Company and/or the Employer may deem necessary to obtain from the Grantee for the purpose of administering the Grantee’s participation in the Plan in compliance with the data privacy laws in the Grantee’s country, either now or in the future. The Grantee understands and agrees that he or she will not be able to participate in the Plan if he or she fails to provide any such consent or agreement requested by the Company and/or the Employer.
11.    Nature of Grant. In accepting the grant of Restricted Stock Units, the Grantee acknowledges, understands and agrees that:
(a)    the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b)    the grant of the Restricted Stock Units is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;
(c)    all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Company;
(d)    the Grantee is voluntarily participating in the Plan;
(e)    the Restricted Stock Units and any shares of Stock subject to the Restricted Stock Units, and the income from and value of same, are not intended to replace any pension rights or compensation;
(f)    unless otherwise agreed with the Company, the Restricted Stock Units and the shares of Stock subject to the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, the service the Grantee may provide as a director of a Subsidiary;
(g)    the Restricted Stock Units and any shares of Stock subject to the Restricted Stock Units and the income from and value of same, are not part of normal or expected compensation for purposes of, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar mandatory payments;
(h)    the future value of the shares of Stock underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted with certainty;
(i)    no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from the termination of the Grantee’s employment (for any reason whatsoever, whether or not later found to be invalid or in breach of labor laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any);

(j)    unless otherwise provided in the Plan or by the Company in its discretion, the Restricted Stock Units and the benefits evidenced by the Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock of the Company; and
(k)    neither the Company, the Employer nor any Subsidiary shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to the Grantee pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any shares of Stock acquired upon settlement.
12.    Appendix. If the Grantee resides in a country outside the United States or is otherwise subject to the laws of a country other than the United States, the Restricted Stock Units shall be subject to the additional terms and conditions set forth in any Appendix to this Agreement for the Grantee’s country, if any. Moreover, if the Grantee relocates to one of the countries included in the Appendix during the life of the Restricted Stock Units, the terms and conditions for such country shall apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.
13.    Language. The Grantee acknowledges that he or she is proficient in the English language, or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Grantee to understand the terms and conditions of this Agreement. If the Grantee has received this Agreement, or any other documents related to the Restricted Stock Units and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
14.    Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
15.    Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Grantee and by an authorized officer of the Company (other than the Grantee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.
16.    Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State, without regard to such state’s conflict of laws provisions.
17.    Venue. Unless the Grantee and the Company and/or the Employer have agreed otherwise in a separate written alternative dispute resolution agreement, for purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Restricted Stock Units or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, where this grant is made and/or to be performed, and no other courts.
18.    Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
19.    Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Restricted Stock Units and the shares of Stock acquired upon settlement of the Restricted Stock Units, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to accept any additional agreements or undertakings that may be necessary to accomplish the foregoing.

20.    Electronic Delivery and Acceptance of Documents. The Grantee agrees to accept by email all documents relating to the Company, the Plan or these Restricted Stock Units and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the U.S. Securities and Exchange Commission). The Grantee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through the electronic acceptance procedure established and maintained by the Company or a third party designated by the Company. If the Company posts these documents on a website, it shall notify the Grantee by email of their availability. The Grantee acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until the Restricted Stock Units expire or until the Grantee gives the Company written notice that it should deliver paper documents.
21.    Insider Trading Restrictions / Market Abuse Laws. By accepting the Restricted Stock Units, the Grantee acknowledges that he or she is bound by all the terms and conditions of the Company’s insider trading policy as may be in effect from time to time. The Grantee further acknowledges that, depending on the Grantee’s or his or her broker’s country of residence or where the shares of Stock are listed, he or she may be subject to insider trading restrictions and/or market abuse laws which may affect the Grantee’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., Restricted Stock Units) or rights linked to the value of shares of Stock under the Plan during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Grantee placed before the Grantee possessed inside information.  Furthermore, the Grantee could be prohibited from (i) disclosing the inside information to any third party, which may include fellow employees and (ii) “tipping” third parties or causing them otherwise to buy or sell securities.  Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s insider trading policy as may be in effect from time to time. The Grantee acknowledges that it is the Grantee’s responsibility to comply with any applicable restrictions, and the Grantee should speak to his or her personal advisor on this matter.
22.    Foreign Asset/Account, Exchange Control and Tax Reporting. Depending on the Grantee’s country, the Grantee may be subject to foreign asset/account, exchange control, tax reporting or other requirements which may affect the Grantee’s ability acquire or hold Restricted Stock Units or shares of Stock under the Plan or cash received from participating in the Plan (including dividends and the proceeds arising from the sale of shares of Stock) in a brokerage/bank account outside the Grantee’s country. The applicable laws of the Grantee’s country may require that he or she report such Restricted Stock Units, shares of Stock, accounts, assets or transactions to the applicable authorities in such country and/or repatriate funds received in connection with the Plan to the Grantee’s country within a certain time period or according to certain procedures. The Grantee acknowledges that he or she is responsible for ensuring compliance with any applicable requirements and should consult his or her personal legal advisor to ensure compliance with applicable laws.

EVENTBRITE, INC.

By:	Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

By:	Grantee’s Signature
Grantee’s name and address:

APPENDIX
GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR COMPANY EMPLOYEES
UNDER THE EVENTBRITE, INC.
2018 STOCK OPTION AND INCENTIVE PLAN
Capitalized terms used but not defined in this Appendix shall have the same meanings assigned to them in the Plan and/or the Global Restricted Stock Unit Award Agreement.
Terms and Conditions
This Appendix includes additional terms and conditions that govern the Restricted Stock Units if the Grantee works and/or resides in one of the countries listed below. If the Grantee is a citizen or resident of a country other than the one in which the Grantee is currently working and/or residing (or is considered as such for local law purposes), or the Grantee transfers employment or residency to a different country after the Restricted Stock Units are granted, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will apply to the Grantee.
Notifications
This Appendix also includes information regarding certain other issues of which the Grantee should be aware with respect to the Grantee’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of February 2019. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Grantee not rely on the information noted herein as the only source of information relating to the consequences of participation in the Plan because the information may be out-of-date at the time the Grantee vests in the Restricted Stock Units or sells any shares of Stock acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to the Grantee’s particular situation. As a result, the Company is not in a position to assure the Grantee of any particular result. Accordingly, the Grantee is strongly advised to seek appropriate professional advice as to how the relevant laws in the Grantee’s country may apply to the Grantee’s individual situation.
If the Grantee is a citizen or resident of a country other than the one in which the Grantee is currently working and/or residing (or is considered as such for local law purposes), or if the Grantee transfers employment or residency to a different country after the Restricted Stock Units are granted, the notifications contained in this Appendix may not be applicable to the Grantee in the same manner.
ARGENTINA
Terms and Conditions
Nature of Grant.  The following provision supplements Paragraph 11 of the Global Restricted Stock Unit Award Agreement:
In accepting the grant of Restricted Stock Units, the Grantee acknowledges and agrees that the grant of Restricted Stock Units is made by the Company (not the Employer) in its sole discretion and that the value of any Restricted Stock Units or shares of Stock acquired under the Plan shall not constitute salary or wages for any purpose under Argentine law, including the calculation of (i) any labor benefits including, but not limited to, vacation pay, thirteenth salary, compensation in lieu of notice, annual bonus, disability, and leave of absence payments, or (ii) any termination or severance indemnities.
If, notwithstanding the foregoing, any benefits awarded under the Plan are considered for purposes of calculating any termination or severance indemnities, the Grantee acknowledges and agrees that such benefits shall accrue no more frequently than on an annual basis.
Notifications
Securities Law Information. Neither the Restricted Stock Units nor the shares of Stock are publicly offered or listed on any stock exchange in Argentina and, as a result, they have not been and will not be registered with the Argentine Securities Commission (Comisión Nacional de Valores or “CNV”). Neither this nor any other offering material related to the Restricted Stock Units nor the underlying shares of Stock may be utilized in connection with any general offering to the public in Argentina. Argentine residents who acquire Restricted Stock Units under the Plan do so according to the terms of a private offering made from outside Argentina.
Exchange Control Information. Please note that exchange control regulations in Argentina are subject to frequent change. The Grantee is solely responsible for complying with any and all Argentine currency exchange restrictions, approvals and reporting requirements in connection with the Grantee’s participation in the Plan. The Grantee should consult with the Grantee’s personal legal advisor to ensure compliance with the applicable requirements.
Foreign Asset / Account Reporting Information. Argentine residents must report any shares of Stock they may hold on December 31st of each year on their annual tax return for that year. Argentine residents should consult with their personal tax advisor to ensure compliance with all applicable reporting requirements.
AUSTRALIA
Notifications
Securities Law Information. The offer of the Restricted Stock Units is intended to comply with the provisions of the Corporations Act 2001, ASIC Regulatory Guide 49 and ASIC Class Order CO 14/1000.  Additional details are set forth in the Offer Document for the offer of Restricted Stock Units to Australian Resident Employees, a copy of which is attached to the end of this section for Australia as Annex 1.

Tax Notification. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) (the “Act”) applies (subject to the conditions in that Act).
ANNEX 1
OFFER DOCUMENT
EVENTBRITE, INC. 2018 STOCK OPTION
AND INCENTIVE PLAN
OFFER OF RESTRICTED STOCK UNITS
TO AUSTRALIAN RESIDENT EMPLOYEES
The Company is pleased to provide the Grantee with this offer to participate in the Plan. This offer sets out information regarding the grant of Restricted Stock Units to Australian resident employees of the Company and its Subsidiaries. This offer is provided by the Company to ensure compliance of the Plan with Australian Securities and Investments Commission (“ASIC”) Class Order 14/1000 and relevant provisions of the Corporations Act 2001.
In addition to the information set out in the Agreement, the Grantee is also being provided with copies of the following documents:

1.	The Plan;

2.	The Plan Prospectus; and

3.	Employee Information Supplement for Australia
(collectively, the “Additional Documents”).
The Additional Documents provide further information to help the Grantee make an informed investment decision about participating in the Plan. Neither the Plan nor the Plan Prospectus is a prospectus for the purposes of the Corporations Act 2001.
The Grantee should not rely upon any oral statements made in relation to this offer. The Grantee should rely only upon the statements contained in the Agreement and the Additional Documents when considering participation in the Plan.
Securities Law Notification
Investment in shares of Stock involves a degree of risk. Grantees who elect to participate in the Plan should monitor their participation and consider all risk factors relevant to the acquisition of shares of Stock under the Plan as set out in the Agreement and the Additional Documents.
The information contained in this offer is general information only. It is not advice or information that takes into account the Grantee’s objectives, financial situation and needs.
The Grantee should consider obtaining his or her own financial product advice from an independent person who is licensed by ASIC to give advice about participation in the Plan.
Additional Risk Factors for Australian Residents
The Grantee should have regard to risk factors relevant to investment in securities generally and, in particular, to the holding of shares of Stock. For example, the price at which the shares of Stock are traded on the New York Stock Exchange may increase or decrease due to a number of factors. There is no guarantee that the price of the shares of

Stock will increase. Factors which may affect the price of the shares of Stock include fluctuations in the domestic and international market for listed stocks, general economic conditions, including interest rates, inflation rates, commodity and oil prices, changes to government fiscal, monetary or regulatory policies, legislation or regulation, the nature of the markets in which the Company operates and general operational and business risks.
In addition, the Grantee should be aware that the Australian dollar value of any shares of Stock acquired pursuant to the Award will be affected by the U.S. dollar/Australian dollar exchange rate. Participation in the Plan involves certain risks related to fluctuations in this rate of exchange.
Common Stock
Common Stock of a U.S. corporation is analogous to ordinary shares of an Australian corporation. Each holder of a share of Stock is entitled to one vote for each share of Stock held.
Dividends may be paid on the shares of Stock out of any funds of the Company legally available for dividends at the discretion of the Board.
The Stock is traded on the New York Stock Exchange in the United States of America under the symbol “EB.”
The shares of Stock are not liable to any further calls for payment of capital or for other assessment by the Company and have no sinking fund provisions, pre-emptive rights, conversion rights or redemption provisions.
Ascertaining the Market Price of Shares
The Grantee may ascertain the current market price of the Stock as traded on the New York Stock Exchange at http://www.nyse.com under the symbol “EB.” The Australian dollar equivalent of that price can be obtained at:
http://www.rba.gov.au/statistics/frequency/exchange-rates.html.
This is not a prediction of what the market price of the Stock will be on any applicable Vesting Date or when shares of Stock are issued to the Grantee or at any other time or of the applicable exchange rate at such time.

BELGIUM
Notifications
Foreign Asset/Account Reporting Information. The Grantee must report any securities (e.g., shares of Stock acquired under the Plan) or bank or brokerage accounts opened and maintained outside Belgium on the Grantee’s annual tax return. In a separate report, the Grantee is required to report to the National Bank of Belgium the details of such accounts opened and maintained outside Belgium. This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under the Kredietcentrales / Centrales des crédits caption.
BRAZIL
Terms and Conditions
Nature of Grant. This provision supplements Paragraph 11 of the Global Restricted Stock Unit Award Agreement:
By accepting the grant of the Restricted Stock Units, the Grantee acknowledges that (i) the Grantee is making an investment decision, (ii) the Restricted Stock Units will only vest if the vesting conditions are met and any necessary services are rendered by the Grantee over the applicable vesting period, and (iii) the value of the underlying shares of Stock is not fixed and may increase or decrease without compensation to the Grantee.
Further, the Grantee acknowledges and agrees that, for all legal purposes, (i) any benefits the Grantee acquires under the Plan are unrelated to his or her employment or service, (ii) the Plan is not a part of the terms and conditions of the Grantee’s employment or service, and (iii) the Grantee’s income from participation in the Plan, if any, is not part of his or her remuneration from employment or service.
Compliance with Law. The Grantee must comply with applicable Brazilian laws and is responsible for paying any and all applicable taxes associated with the Restricted Stock Units, the receipt of any dividends, the payment of any Dividend Equivalent Rights and the sale of shares of Stock acquired under the Plan.
Notifications
Foreign Asset/Account Reporting Information. A Grantee resident or domiciled in Brazil will be required to submit an annual declaration of assets and rights held outside Brazil, including any shares of Stock acquired under the Plan, to the Central Bank of Brazil if the aggregate value of such assets and rights equals or exceeds US$100,000. More frequent reporting is required if the aggregate value of such assets and rights exceeds US$100,000,000.
Tax on Financial Transactions. The repatriation of proceeds from the sale of shares of Stock or the payment of any dividends or Dividend Equivalent Rights into Brazil and the conversion of such amounts into Brazilian currency may be subject to the Tax on Financial Transactions. The Grantee should consult with his or her personal tax advisor for additional details.
CANADA
Terms and Conditions
Award Payable Only in Shares. Notwithstanding anything to the contrary in Section 8(a) of the Plan, the Restricted Stock Units shall be paid in shares of Stock only and do not provide the Grantee with any right to receive a cash payment.
Termination of Service. The following provision replaces Paragraph 3(b) of the Global Restricted Stock Unit Award Agreement:

For purposes of the Restricted Stock Units, the date of the Grantee’s termination of employment shall be the date that is the earliest of (i) the date on which the Grantee’s employment is terminated, (ii) the date that the Grantee receives notice of termination of the Grantee’s employment, or (iii) the date the Grantee is no longer actively providing services to the Company or any Subsidiary, regardless of any notice period or period of pay in lieu of such notice required under applicable employment laws in the jurisdiction where the Grantee is employed or providing services (including, but not limited to statutory law, regulatory law and/or common law) or the terms of the Grantee’s employment agreement, if any. The Administrator shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of the Restricted Stock Units (including whether the Grantee may still be considered to be providing services while on a leave of absence).
The following terms and conditions apply to employees resident in Quebec:
Language. The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Les parties reconnaissent avoir exigé la rédaction en anglais de cette convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention.
Data Privacy. The Grantee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan. The Grantee further authorizes the Company and any Subsidiary and the Administrator to disclose and discuss the Plan with their advisors and to record all relevant information and keep such information in the Grantee’s employee file.
Notifications
Securities Law Information. The Grantee is permitted to sell shares of Stock acquired under the Plan through the designated broker appointed under the Plan, if any, provided the resale of shares of Stock acquired under the Plan takes place outside Canada through the facilities of a stock exchange on which the Stock is listed. The Stock is currently listed on the NYSE.
Foreign Asset/Account Reporting Information. Canadian residents are required to report any foreign specified property held outside Canada (including Restricted Stock Units and shares of Stock acquired under the Plan) annually on form T1135 (Foreign Income Verification Statement) if the total cost of the foreign specified property exceeds C$100,000 at any time during the year. Thus, if the C$100,000 cost threshold is exceeded by other foreign specified property held by the individual, Restricted Stock Units must be reported (generally at a nil cost). For purposes of such reporting, shares of Stock acquired under the Plan may be reported at their adjusted cost bases. The adjusted cost basis of a share of Stock is generally equal to the fair market value of such share at the time of acquisition; however, if the Grantee owns other shares of Stock (e.g., acquired under other circumstances or at another time), the adjusted cost basis may have to be averaged with the adjusted cost bases of the other shares of Stock. The Grantee should consult his or her personal legal advisor to ensure compliance with applicable reporting obligations.
GERMANY
Notifications
Exchange Control Information. German residents must electronically report cross-border payments in excess of €12,500 to the German Federal Bank (Bundesbank) on a monthly basis. In case of payments in connection with securities (including any Dividend Equivalent Rights and proceeds realized upon the sale of shares of Stock or the receipt of any dividends), the report must be made by the 5th day of the month following the month in which the payment was received. The form of report (“Allgemeines Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de). The Grantee should consult his or her personal advisor to ensure compliance with applicable reporting obligations.
Foreign Asset/Account Reporting Information. If the Grantee’s acquisition of shares of Stock under the Plan leads to a so-called qualified participation at any point during the calendar year, the Grantee will need to report the acquisition when the Grantee files his or her tax return for the relevant year. A qualified participation is attained if (i) the value of the shares of Stock acquired exceeds €150,000 or (ii) in the unlikely event the Grantee holds shares of Stock exceeding 10% of the total capital of the Company.
IRELAND
There are no country-specific provisions.
NETHERLANDS
There are no country-specific provisions.
NEW ZEALAND
Notifications
WARNING: This is an offer of rights to receive shares of Stock underlying the Restricted Stock Units. The shares of Stock, if issued, give the Grantee a stake in the ownership of the Company. The Grantee may receive a return if dividends are paid on the shares of Stock.
If the Company runs into financial difficulties and is wound up, the Grantee will be paid only after all creditors and holders of preferred shares have been paid. The Grantee may lose some or all of his or her investment.
New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors to make an informed decision. The usual rules do not apply to this offer because it is made under an employee share scheme. As a result, the Grantee may not be given all the information usually required. The Grantee will also have fewer other legal protections for this investment.
The Grantee should ask questions, read all documents carefully, and seek independent financial advice before committing himself or herself.
The shares of Stock are quoted or approved for trading on the NYSE. This means that, if the Grantee vests in Restricted Stock Units and shares of Stock are issued to the Grantee, the Grantee can sell his or her investment on the NYSE if there are buyers for it. If the Grantee sells his or her investment, the price he or she receives may vary depending on factors such as the financial condition of the Company. The Grantee may receive less than the full amount that he or she paid for it, if anything.
For information on risk factors impacting the Company’s business that may affect the value of the shares of Stock, the Grantee should refer to the risk factors discussion in the Company’s annual and quarterly reports, which are filed with the U.S. Securities and Exchange Commission and are available online at www.sec.gov, as well as on the Company’s intranet.
For more details on the terms and conditions of the Restricted Stock Units, please refer to the Agreement, the Plan and the prospectus which can be obtained free of charge on request via email to stock@eventbrite.com.
As noted above, the Grantee should carefully read the materials provided before making a decision whether to participate in the Plan. The Grantee should also contact his or her tax advisor for specific information concerning Grantee’s personal tax situation with regard to Plan participation.

SPAIN
Terms and Conditions
Nature of Grant. This provision supplements Paragraph 11 of the Global Restricted Stock Unit Award Agreement:
In accepting the grant of Restricted Stock Units, the Grantee consents to participate in the Plan and acknowledges that he or she has received a copy of the Plan. The Grantee understands that the Company has unilaterally, gratuitously and in its sole discretion decided to grant Restricted Stock Units under the Plan to individuals who may be employees of the Company or any Subsidiary throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or any Subsidiary. Consequently, the Grantee understands that the Restricted Stock Units are granted on the assumption and condition that the Restricted Stock Units and the shares of Stock issued upon settlement of the Restricted Stock Units shall not become a part of any employment contract (either with the Company or Subsidiary) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever.
As a condition of the grant of the Restricted Stock Units, unless otherwise provided in the Agreement or by the Company, the Grantee’s termination of employment for any reason will automatically result in the forfeiture and loss of the shares of Stock subject to the unvested portion of the Restricted Stock Units. In particular, and without limitation to the provisions of the Plan, the Grantee understands and agrees that any unvested portion of the Restricted Stock Units as of the date of the Grantee’s termination of employment will be cancelled without entitlement to the underlying shares of Stock or to any amount as indemnification if the Grantee terminates employment by reason of, including, but not limited to, resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without cause (i.e., subject to a “despido improcedente”), individual or collective dismissal on objective grounds, whether adjudged or recognized to be with or without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, and/or Article 50 of the Workers’ Statute, unilateral withdrawal by the Employer and under Article 10.3 of the Royal Decree 1382/1985.
Finally, the Grantee understands that this grant would not be made to the Grantee but for the assumptions and conditions referred to herein; thus, the Grantee acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then the grant of the Restricted Stock Units shall be null and void.
Notifications
Securities Law Information. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory. The Agreement and the Plan have not been nor will they be registered with the Comisión Nacional del Mercado de Valores (the Spanish securities regulator), and none of these documents constitutes a public offering prospectus.
Exchange Control Information. The Grantee must declare the acquisition, ownership and disposition of shares of Stock to the Dirección General de Comercio Internacional e Inversiones (the “DGCI”) of the Ministry of Economy and Competitiveness for statistical purposes. Generally, the declaration must be filed in January for shares of Stock acquired or disposed of during the prior year and/or for shares of Stock owned as of December 31 of the prior year; however, if the value of the shares of Stock acquired under the Plan or the amount of the sale proceeds exceeds €1,502,530 (or if the Grantee holds 10% or more of the share capital of the Company), the declaration must be filed within one month of the acquisition or disposition, as applicable.
In addition, the Grantee may be required to declare electronically to the Bank of Spain any foreign accounts (including brokerage accounts held abroad), any foreign instruments (including any shares of Stock acquired under the Plan) and any transactions with non-Spanish residents (including any payments of shares of Stock made to the

Grantee by the Company) depending on the value of such accounts and instruments and the amount of the transactions during the relevant year as of December 31 of the relevant year.

Foreign Asset/Account Reporting Information. The Grantee may be subject to certain tax reporting requirements with respect to assets or rights that the Grantee holds outside Spain, including bank accounts, securities and real estate if the aggregate value for each particular category of assets exceeds €50,000 as of December 31 each year. Unvested awards (e.g., Restricted Stock Units) are not considered assets or rights for purposes of this reporting requirement. If applicable, the Grantee must report the assets on Form 720 by no later than March 31 following the end of the relevant year. After the rights and/or assets are initially reported, the reporting obligation will only apply if the value of previously-reported rights or assets increases by more than €20,000 as of each subsequent December 31 and/or if the Grantee disposes of previously-reported rights or assets. The Grantee should consult his or her personal advisor to ensure compliance with applicable reporting obligations.
UNITED KINGDOM
Terms and Conditions
Responsibility for Taxes. The following provisions supplement Paragraph 6 of the Global Restricted Stock Unit Award Agreement:
Without limitation to Paragraph 6 of this Agreement, the Grantee agrees that the Grantee is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items as and when requested by the Company or, if different, the Employer or by Her Majesty’s Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). The Grantee also agrees to indemnify and keep indemnified the Company or the Employer against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on the Grantee’s behalf.
Notwithstanding the foregoing, if the Grantee is a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision will not apply. In such case, if the amount of any income tax due is not collected from or paid by the Grantee within 90 days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income taxes may constitute a benefit to the Grantee on which additional income tax and national insurance contributions (“NICs”) may be payable. The Grantee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company or the Employer, as applicable, any employee NICs due on this additional benefit, which the Company or the Employer may recover from the Grantee by any of the means referred to in Paragraph 6 of this Agreement.
Joint Election for Transfer of Liability for Employer National Insurance Contributions. As a condition of the Grantee’s participation in the Plan, the Grantee agrees to accept liability for any secondary Class 1 NICs which may be payable by the Employer in connection with any event giving rise to Tax-Related Items in relation to the Restricted Stock Units (the “Employer NICs”). Without prejudice to the foregoing, the Grantee agrees to execute a joint election with the Company or the Employer (a “Joint Election”), the form of such Joint Election being formally approved by HMRC, and any other consent or elections required to accomplish the transfer of the Employer NICs to the Grantee. The Grantee further agrees to execute such other elections as may be required by any successor to the Company and/or the Employer for the purpose of continuing the effectiveness of the Grantee’s Joint Election. The Grantee further agrees that the Company and/or the Employer may collect the Employer NICs from the Grantee by any of the means set forth in Paragraph 6 of this Agreement. The Grantee must enter into the Joint Election attached to this Appendix concurrent with the acceptance of this Agreement.
If the Grantee does not enter into a Joint Election prior to the Vesting Date, the Grantee will not be entitled to vest in his or her Restricted Stock Units and no shares of Stock will be issued to the Grantee in respect of the Plan, without any liability to the Company or the Employer.

Important Note on the Election to Transfer Employer National Insurance Contributions
As a condition of the Grantee’s participation in the Plan, the Grantee is required to enter into an election to transfer to the Grantee any liability for employer’s secondary Class 1 National Insurance Contributions (“Employer’s NICs”) that may arise in connection with the Grantee’s participation in the Plan (the “Election”).
By entering into the Election:

•	the Grantee agrees that any Employer’s NICs liability that may arise in connection with the Grantee’s participation in the Plan will be transferred to the Grantee;

•
the Grantee authorises the Employer and the Company to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from the Grantee’s salary or other payments due or the sale of sufficient shares of Stock acquired pursuant to the Grantee’s Restricted Stock Units; and

•
the Grantee acknowledges that even if the Grantee has clicked on the “ACCEPT” box where indicated, the Company or the Employer may still require the Grantee to sign a paper copy of this Election (or a substantially similar form) if the Company or the Employer determines such is necessary to give effect to the Election.

Clicking on the “ACCEPT” box indicates the Grantee’s acceptance of the Election. The Grantee should read the terms of the Election carefully before accepting the Election.
The Grantee should print and keep a copy of the Election for his or her records.

Joint Election for Transfer of Liability for

Employer National Insurance Contributions to Employee
Election To Transfer the Employer’s National Insurance Liability to the Employee
This Election is between:

A.
The individual who has obtained authorised access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive restricted stock units (the “Restricted Stock Units”) pursuant to the Eventbrite, Inc. 2018 Stock Option and Incentive Plan (the “Plan”), and

B.
Eventbrite, Inc., with its registered office at 155 5th St, 7th Floor, San Francisco, CA 94103 (the “Company”), which may grant Restricted Stock Units under the Plan and is entering into this Election on behalf of the Employer.

1.	Introduction

1.1	This Election relates to all Restricted Stock Units granted to the Employee under the Plan on or after August 22, 2018 up to the termination date of the Plan.

1.2	In this Election the following words and phrases have the following meanings:

(a)	“Chargeable Event” means any event giving rise to Relevant Employment Income.

(b)	“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

(c)	“Relevant Employment Income” from Restricted Stock Units on which Employer's National Insurance Contributions becomes due is defined as:

(i)	an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);

(ii)	an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or

(iii)	any gain that is treated as remuneration derived from the earner's employment by virtue of section 4(4)(a) SSCBA, including without limitation:

(A)	the acquisition of securities pursuant to the Restricted Stock Units (within the meaning of section 477(3)(a) of ITEPA);

(B)	the assignment (if applicable) or release of the Restricted Stock Units in return for consideration (within the meaning of section 477(3)(b) of ITEPA);

(C)	the receipt of a benefit in connection with the Restricted Stock Units, other than a benefit within (i) or (ii) above (within the meaning of section 477(3)(c) of ITEPA).

(d)	“SSCBA” means the Social Security Contributions and Benefits Act 1992.

1.3
This Election relates to the Employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise in respect of Relevant Employment Income in respect of the Restricted Stock Units pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

1.4
This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

1.5
This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

2.	The Election
The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that, by electronically accepting this Election, he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 of the SSCBA.

3.	Payment of the Employer’s Liability

3.1
The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Chargeable Event:

(i)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Chargeable Event; and/or

(ii)	directly from the Employee by payment in cash or cleared funds; and/or

(iii)
by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Restricted Stock Units, the proceeds from which must be delivered to the Employer in sufficient time for payment to be made to Her Majesty’s Revenue & Customs (“HMRC”) by the due date; and/or

(iv)
where the proceeds of the gain are to be paid through a third party, the Employee will authorize that party to withhold an amount from the payment or to sell some of the securities which the Employee is entitled to receive in respect of the Restricted Stock Units, such amount to be paid in sufficient time to enable the Company and/or the Employer to make payment to HMRC by the due date; and/or

(v)	by any other means specified in the applicable Restricted Stock Unit agreement entered into between the Employee and the Company.

3.2
The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities to the Employee in respect of the Restricted Stock Units until full payment of the Employer’s Liability is received.

3.3	The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HMRC on behalf of the Employee within 14 days after the end of the UK tax month during which the

Chargeable Event occurs (or within 17 days after the end of the UK tax month during which the Chargeable Event occurs if payments are made electronically).

4.	Duration of Election

4.1
The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

4.2
Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and relevant award agreement. This Election will continue in effect in respect of any awards which replace the Restricted Stock Units in circumstances where section 483 of ITEPA applies.

4.3	This Election will continue in effect until the earliest of the following:

(i)	the date on which the Employee and the Company agree in writing that it should cease to have effect;

(ii)	the date on which the Company serves written notice on the Employee terminating its effect;

(iii)	the date on which HMRC withdraws approval of this Election; or

(iv)
the date on which, after due payment of the Employer’s Liability in respect of the entirety of the Restricted Stock Units to which this Election relates or could relate, the Election ceases to have effect in accordance with its own terms.

4.4	This Election will continue in force regardless of whether the Employee ceases to be an employee of the Employer.
Acceptance by the Employee
The Employee acknowledges that, by clicking on the “ACCEPT” box, the Employee agrees to be bound by the terms of this Election.
Acceptance by the Company
The Company acknowledges that, by signing this Election or arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signature for and on
behalf of the Company

Position

Date

Schedule of Employer Companies
The employing company to which this Election relates is:

Name	Eventbrite UK Limited
Registered Office:	90 High Holborn, London WC1V 6XX, United Kingdom
Company Registration Number:	7644044
Corporation Tax Reference:	623 70711 10736
PAYE Reference:	475/LA60186

UNITED STATES
There are no country-specific terms and conditions.

EXHIBIT L
GLOBAL UNRESTRICTED STOCK AWARD AGREEMENT
UNDER THE EVENTBRITE, INC.
2018 STOCK OPTION AND INCENTIVE PLAN
Name of Grantee:
No. of Restricted Stock Units:
Grant Date:
Pursuant to the Eventbrite, Inc. 2018 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Eventbrite, Inc. (the “Company”) hereby grants an Unrestricted Stock Award (an “Award”) to the Grantee named above. Upon issuance of this Award, the Grantee shall receive the number of shares of Class A Common Stock, par value $0.00001 per share (the “Stock”) of the Company specified above, subject to the restrictions and conditions set forth herein and in the Plan. The Company acknowledges the receipt from the Grantee of consideration with respect to the par value of the Stock in the form of past or future services rendered to the Company by the Grantee or such other form of consideration as is acceptable to the Administrator.
Award. The shares of Stock awarded hereunder shall be issued and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company. Thereupon, the Grantee shall have all the rights of a stockholder with respect to such shares including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 3 below. The Grantee shall sign and deliver to the Company a copy of this Award Agreement.
Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
Transferability.
This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.
Grantee shall not sell or otherwise transfer or dispose of any shares subject to the Award (including, without limitation, pursuant to Rule 144 under the Securities Act) held by him or her for 14 days after the Grant Date.
Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
Tax Withholding.
The Grantee acknowledges that, regardless of any action taken by the Company or, if different, any Subsidiary employing or retaining the Grantee (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”), is and remains the Grantee’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including, but not limited to, the grant of the Award and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to any relevant taxable or tax withholding event, as applicable, the Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company and/or the Employer; (ii) withholding from proceeds of the sale of shares of Stock subject to the Award either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization); (iii) withholding from shares of Stock to be issued to the Grantee in connection with the Award, provided, however, that if the Grantee is a Section 16 officer of the Company under the Exchange Act, then the Company will withhold in shares of Stock upon the relevant taxable or tax withholding event, as applicable, unless the use of such withholding method is problematic under applicable tax or securities law or has materially adverse accounting consequences, in which case, the obligation for Tax-Related Items may be satisfied by one or a combination of methods (i) and (ii) above; or (iv) any other method of withholding determined by the Company and permitted by applicable law.
Depending on the withholding method, the Company and/or the Employer may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates in the Grantee’s jurisdiction(s), in which case the Grantee may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent amount in shares of Stock. If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, the Grantee is deemed to have been issued the full number of shares of Stock subject to the Award, notwithstanding that a number of the shares of Stock are held back solely for the purpose of paying the Tax-Related Items.
The Grantee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Stock, or the proceeds of the sale of shares of Stock, if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.
Data Privacy Consent. By accepting the Award via the Company’s acceptance procedure, the Grantee is declaring that he or she agrees with the data processing practices described herein and consents to the collection, processing and use of Personal Data (as defined below) by the Company and the transfer of Personal Data to the recipients mentioned herein, including recipients located in countries which do not adduce an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described herein.
Declaration of Consent. The Grantee understands that he or she needs to review the following information about the processing of the Grantee’s personal data by or on behalf of the Company, the Employer and/or any Subsidiary as described in the Agreement and any other Award materials (the “Personal Data”) and declare his or her consent. As regards the processing of the Grantee’s Personal Data in connection with the Plan and the Agreement, the Grantee understands that the Company is the controller of the Grantee’s Personal Data.

Data Processing and Legal Basis. The Company collects, uses and otherwise processes Personal Data about the Grantee for the purposes of allocating shares of Stock and implementing, administering and managing the Plan. The Grantee understands that this Personal Data may include, without limitation, the Grantee’s name, home address and telephone number, email address, date of birth, social insurance number, passport number or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in the Company or its Subsidiaries, details of all Awards or any other entitlement to shares of stock or equivalent benefits awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor. The legal basis for the processing of the Grantee’s Personal Data will be the Grantee’s consent.
Stock Plan Administration Service Providers. The Grantee understands that the Company transfers the Grantee’s Personal Data, or parts thereof, to E*TRADE (and its affiliated companies), an independent service provider based in the United States which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider and share the Grantee’s Personal Data with such different service provider that serves the Company in a similar manner. The Grantee understands and acknowledges that the Company’s service provider will open an account for the Grantee to receive and trade shares of Stock acquired under the Plan and that the Grantee will be asked to agree on separate terms and data processing practices with the service provider, which is a condition of the Grantee’s ability to participate in the Plan.
International Data Transfers. The Grantee understands that the Company and, as of the date hereof, any third parties assisting in the implementation, administration and management of the Plan, such as the Company’s service providers, are based in the United States. If the Grantee is located outside the United States, the Grantee understands and acknowledges that the Grantee’s country has enacted data privacy laws that are different from the laws of the United States. For example, the European Commission has issued only a limited adequacy finding with respect to the United States that applies solely if and to the extent that companies self-certify and remain self-certified under the EU/U.S. Privacy Shield program. Otherwise, transfers of personal data from the EU to the United States can be made on the basis of Standard Contractual Clauses approved by the European Commission or other appropriate safeguards permissible under applicable law. If the Grantee is located in the EU or EEA, the Company may receive, process and transfer the Grantee’s Personal Data onward to third-party service providers solely on the basis of appropriate data transfer agreements or other appropriate safeguards permissible under applicable law. If applicable, the Grantee understands that the Grantee can ask for a copy of the appropriate data processing agreements underlying the transfer of the Grantee’s Personal Data by contacting the Grantee’s local human resources representative. The Company’s legal basis for the transfer of the Grantee’s Personal Data is the Grantee’s consent.
Data Retention. The Grantee understands that the Company will use the Grantee’s Personal Data only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan, or to comply with legal or regulatory obligations, including under tax and securities laws. In the latter case, the Grantee understands and acknowledges that the Company’s legal basis for the processing of the Grantee’s Personal Data would be compliance with the relevant laws or regulations or the pursuit by the Company of respective legitimate interests not outweighed by the Grantee’s interests, rights or freedoms. When the Company no longer needs the Grantee’s Personal Data for any of the above purposes, the Grantee understands the Company will remove it from its systems.
Voluntariness and Consequences of Denial/Withdrawal of Consent. The Grantee understands that the Grantee’s participation in the Plan and the Grantee’s consent is purely voluntary. The Grantee may deny or later withdraw the Grantee’s consent at any time, with future effect and for any or no reason. If the Grantee denies or later withdraws the Grantee’s consent, the Company can no longer offer the Grantee participation in the Plan or offer other awards to the Grantee or administer or maintain such awards and the Grantee would no longer be able to participate in the Plan. The Grantee further understands that denial or withdrawal of the Grantee’s consent would not affect the Grantee’s status or salary as an employee or the Grantee’s career and that the Grantee would merely forfeit the opportunities associated with the Plan.

Data Subject Rights. The Grantee understands that data subject rights regarding the processing of personal data vary depending on the applicable law and that, depending on where the Grantee is based and subject to the conditions set out in the applicable law, the Grantee may have, without limitation, the rights to (i) inquire whether and what kind of Personal Data the Company holds about the Grantee and how it is processed, and to access or request copies of such Personal Data, (ii) request the correction or supplementation of Personal Data about the Grantee that is inaccurate, incomplete or out-of-date in light of the purposes underlying the processing, (iii) obtain the erasure of Personal Data no longer necessary for the purposes underlying the processing, processed based on withdrawn consent, processed for legitimate interests that, in the context of the Grantee’s objection, do not prove to be compelling, or processed in non-compliance with applicable legal requirements, (iv) request the Company to restrict the processing of the Grantee’s Personal Data in certain situations where the Grantee feels its processing is inappropriate, (v) object, in certain circumstances, to the processing of Personal Data for legitimate interests, and to (vi) request portability of the Grantee’s Personal Data that the Grantee has actively or passively provided to the Company (which does not include data derived or inferred from the collected data), where the processing of such Personal Data is based on consent or the Grantee’s employment and is carried out by automated means. In case of concerns, the Grantee understands that the Grantee may also have the right to lodge a complaint with the competent local data protection authority. Further, to receive clarification of, or to exercise any of, the Grantee’s rights the Grantee understands that the Grantee should contact the Grantee’s local human resources representative.
Alternate Basis and Additional Consents. Finally, the Grantee understands that the Company may rely on a different basis for the processing or transfer of Personal Data in the future and/or request that the Grantee provide another data privacy consent. If applicable, the Grantee agrees that upon request of the Company or the Employer, the Grantee will provide an executed acknowledgement or data privacy consent form (or any other agreements or consents) that the Company and/or the Employer may deem necessary to obtain from the Grantee for the purpose of administering the Grantee’s participation in the Plan in compliance with the data privacy laws in the Grantee’s country, either now or in the future. The Grantee understands and agrees that he or she will not be able to participate in the Plan if he or she fails to provide any such consent or agreement requested by the Company and/or the Employer.
Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
Nature of Grant. In accepting the grant of the Award, the Grantee acknowledges, understands and agrees that:
(a)    the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b)    the grant of the Award is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of Awards, or benefits in lieu of Awards, even if Awards have been granted in the past;
(c)    all decisions with respect to future Awards or other grants, if any, will be at the sole discretion of the Company;
(d)    the Grantee is voluntarily participating in the Plan;
(e)    the Award and any shares of Stock subject to the Award, and the income from and value of same, are not intended to replace any pension rights or compensation;
(f)    the Award and any shares of Stock subject to the Award, and the income from and value of same, are not part of normal or expected compensation for purposes of, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar mandatory payments;
(g)    the future value of the shares of Stock underlying the Award is unknown, indeterminable, and cannot be predicted with certainty;
(h)    unless otherwise provided in the Plan or by the Company in its discretion, the Award and the benefits evidenced by the Agreement do not create any entitlement to have the Award or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock of the Company; and
(i)    neither the Company, the Employer nor any Subsidiary shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the Award or of any amounts due to the Grantee pursuant to the issuance of shares of Stock or the subsequent sale of any shares of Stock acquired under the Plan.
Appendix. If the Grantee resides in a country outside the United States or is otherwise subject to the laws of a country other than the United States, the Award shall be subject to the additional terms and conditions set forth in any Appendix to this Agreement for the Grantee’s country, if any. Moreover, if the Grantee relocates to one of the countries included in the Appendix during the life of the Award, the terms and conditions for such country shall apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.
Language. The Grantee acknowledges that he or she is proficient in the English language, or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Grantee to understand the terms and conditions of this Agreement. If the Grantee has received this Agreement, or any other documents related to the Award and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Grantee and by an authorized officer of the Company (other than the Grantee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.
Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State, without regard to such state’s conflict of laws provisions.
Venue. Unless the Grantee and the Company and/or the Employer have agreed otherwise in a separate written alternative dispute resolution agreement, for purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Award or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, where this grant is made and/or to be performed, and no other courts.
Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
Electronic Delivery and Acceptance of Documents. The Grantee agrees to accept by email all documents relating to the Company, the Plan or the Award and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the U.S. Securities and Exchange Commission). The Grantee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through the electronic acceptance procedure established and maintained by the Company or a third party designated by the Company. If the Company posts these documents on a website, it shall notify the Grantee by email of their availability. The Grantee acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until the Award expires or until the Grantee gives the Company written notice that it should deliver paper documents.
Insider Trading Restrictions / Market Abuse Laws. By accepting the Award, the Grantee acknowledges that he or she is bound by all the terms and conditions of the Company’s insider trading policy as may be in effect from time to time. The Grantee further acknowledges that, depending on the Grantee’s or his or her broker’s country of residence or where the shares of Stock are listed, he or she may be subject to insider trading restrictions and/or market abuse laws which may affect the Grantee’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock or rights linked to the value of shares of Stock under the Plan during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Grantee placed before the Grantee possessed inside information.  Furthermore, the Grantee could be prohibited from (i) disclosing the inside information to any third party, which may include fellow employees and (ii) “tipping” third parties or causing them otherwise to buy or sell securities.  Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s insider trading policy as may be in effect from time to time. The Grantee acknowledges that it is the Grantee’s responsibility to comply with any applicable restrictions, and the Grantee should speak to his or her personal advisor on this matter.
Foreign Asset/Account, Exchange Control and Tax Reporting. Depending on the Grantee’s country, the Grantee may be subject to foreign asset/account, exchange control, tax reporting or other requirements which may affect the Grantee’s ability acquire or hold shares of Stock under the Plan or cash received from participating in the Plan (including dividends and the proceeds arising from the sale of shares of Stock) in a brokerage/bank account outside the Grantee’s country. The applicable laws of the Grantee’s country may require that he or she report such shares of Stock, accounts, assets or transactions to the applicable authorities in such country and/or repatriate funds received in connection with the Plan to the Grantee’s country within a certain time period or according to certain procedures. The Grantee acknowledges that he or she is responsible for ensuring compliance with any applicable requirements and should consult his or her personal legal advisor to ensure compliance with applicable laws.
EVENTBRITE, INC.

By:	Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated: _____________
Grantee’s Signature
Grantee’s name and address:

APPENDIX
GLOBAL UNRESTRICTED STOCK AWARD AGREEMENT
UNDER THE EVENTBRITE, INC.
2018 STOCK OPTION AND INCENTIVE PLAN
Capitalized terms used but not defined in this Appendix shall have the same meanings assigned to them in the Plan and/or the Global Unrestricted Stock Award Agreement.
Terms and Conditions
This Appendix includes additional terms and conditions that govern the Award if the Grantee works and/or resides in one of the countries listed below. If the Grantee is a citizen or resident of a country other than the one in which the Grantee is currently working and/or residing (or is considered as such for local law purposes), or the Grantee transfers employment or residency to a different country after the Award is granted, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will apply to the Grantee.
Notifications
This Appendix also includes information regarding certain other issues of which the Grantee should be aware with respect to the Grantee’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of January 2019. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Grantee not rely on the information noted herein as the only source of information relating to the consequences of participation in the Plan because the information may be out-of-date at the time the Grantee receives or sells any shares of Stock acquired under the Plan.
In addition, the information contained herein is general in nature and may not apply to the Grantee’s particular situation. As a result, the Company is not in a position to assure the Grantee of any particular result. Accordingly, the Grantee should seek appropriate professional advice as to how the relevant laws in the Grantee’s country may apply to the Grantee’s individual situation.
If the Grantee is a citizen or resident of a country other than the one in which the Grantee is currently working and/or residing (or is considered as such for local law purposes), or if the Grantee transfers employment or residency to a different country after the Award is granted, the notifications contained in this Appendix may not be applicable to the Grantee in the same manner.

SPAIN
Terms and Conditions
Nature of Grant. This provision supplements Paragraph 8 of the Global Unrestricted Stock Award Agreement:
In accepting the grant of the Award, the Grantee consents to participate in the Plan and acknowledges that he or she has received a copy of the Plan. The Grantee understands that the Company has unilaterally, gratuitously and in its sole discretion decided to grant Awards under the Plan to individuals who may be employees of the Company or any Subsidiary throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or any Subsidiary. Consequently, the Grantee understands that the Award is granted on the assumption and condition that the Award and the shares of Stock issued shall not become a part of any employment contract (either with the Company or Subsidiary) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever.
Notifications
Securities Law Information. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory. The Agreement and the Plan have not been nor will they be registered with the Comisión Nacional del Mercado de Valores (the Spanish securities regulator), and none of these documents constitutes a public offering prospectus.
Exchange Control Information. The Grantee must declare the acquisition, ownership and disposition of shares of Stock to the Dirección General de Comercio Internacional e Inversiones (the “DGCI”) of the Ministry of Economy and Competitiveness for statistical purposes. Generally, the declaration must be filed in January for shares of Stock acquired or disposed of during the prior year and/or for shares of Stock owned as of December 31 of the prior year; however, if the value of the shares of Stock acquired under the Plan or the amount of the sale proceeds exceeds €1,502,530 (or if the Grantee holds 10% or more of the share capital of the Company), the declaration must be filed within one month of the acquisition or disposition, as applicable.
In addition, the Grantee may be required to declare electronically to the Bank of Spain any foreign accounts (including brokerage accounts held abroad), any foreign instruments (including any shares of Stock acquired under the Plan) and any transactions with non-Spanish residents (including any payments of shares of Stock made to the Grantee by the Company) depending on the value of such accounts and instruments and the amount of the transactions during the relevant year as of December 31 of the relevant year.
Foreign Asset/Account Reporting Information. The Grantee may be subject to certain tax reporting requirements with respect to assets or rights that the Grantee holds outside Spain, including bank accounts, securities and real estate if the aggregate value for each particular category of assets exceeds €50,000 as of December 31 each year. If applicable, the Grantee must report the assets on Form 720 by no later than March 31 following the end of the relevant year. After the rights and/or assets are initially reported, the reporting obligation will only apply if the value of previously-reported rights or assets increases by more than €20,000 as of each subsequent December 31 and/or if the Grantee disposes of previously-reported rights or assets. The Grantee should consult his or her personal advisor to ensure compliance with applicable reporting obligations.